                                                                October 6, 1997


TO:  ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
     AND 401(K) SAVINGS PLAN ("401(K) PLAN") PARTICIPANTS

Re:  Annual Meeting of Shareholders to be held on November 13, 1997
     --------------------------------------------------------------

Dear Participants:

     As you know, The Dime Savings Bank of Williamsburgh (the "Bank") 401(k) Savings Plan ("401(k) Plan") includes an investment alternative to purchase the stock of the Bank's parent company, Dime Community Bancorp, Inc. (the "Company") using funds from your 401(k) Plan account (the "401(k) Stock Fund") and the Company maintains the Employee Stock Ownership Plan ("ESOP") for employees of the Company. The 401(k) Stock Fund and the ESOP each hold shares of the Company for the benefit of participants in those plans. These shares are held by Marine Midland Bank as trustee (the "Trustee") for each of the ESOP and the 401(k) Plan. Shares purchased by the ESOP are being held by the Trustee to be given to ESOP participants over a period of years. Interests in shares that you have purchased in the 401(k) Stock Fund are being held by the Trustee for your benefit. Both the ESOP and the 401(k) Plan allow participants of each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

     In connection with the Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on November 13, 1997, enclosed are the following documents:

     1. Confidential Voting Instruction card for the ESOP (blue card);
     2. Confidential Voting Instruction card for the 401(k) Plan (yellow card);
     3. Proxy Statement dated October 6, 1997, including a Notice of the 1997 Annual Meeting of Shareholders; and
     4. 1997 Annual Report to Shareholders.

     As a participant in the ESOP and/or the 401(k) Plan, you have the right to direct the Trustee how to vote the shares held by the ESOP and/or shares in the 401(k) Stock Fund as of September 22, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

     ESOP Participants.

     Each ESOP participant has the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes FOR and AGAINST each proposal as you specify on the Confidential Voting Instruction accompanying this letter. The number of shares in your ESOP account are shown on the enclosed Confidential Voting Instruction card.

     The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of Shares not yet placed in anyone's ESOP account.

     If you do not have any shares allocated to your account in the ESOP as of September 22, 1997, there will be no Confidential Voting Instruction card for the ESOP enclosed with this letter.

     401(k) Plan Participants.

     In general, 401(k) Plan participants have the right to direct how the Trustee, as Trustee for the 401(k) Plan, should vote the shares in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of September 22, 1997. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the 401(k) Plan to the Trustee by ______________, 1997, your instructions will not be counted.

     If you do not have any shares of Company stock allocated to your 401(k) Stock Fund as of _______________, 1997, there will be no Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                             *    *    *    *    *

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the Trustee. You should then seal the completed card or cards in the enclosed
          ----------------------------------------------------------------
envelope and return it directly to the Trustee using the postage-paid return
----------------------------------------------------------------------------
envelope provided.  The Confidential Voting Instruction card or cards must be
-----------------
received by the Trustee no later than ____________, 1997.

     PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE CALL MYLES MCLOUGHLIN AT (718) 782-6200 EXTENSION 203.


                                    Very truly yours,

                                    THE COMPENSATION COMMITTEE OF
                                    DIME COMMUNITY BANCORP, INC.


Enclosures

                          DIME COMMUNITY BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                        OF DIME COMMUNITY BANCORP, INC.
         FOR THE DIME SAVINGS BANK OF WILLIAMSBURGH 401(K) SAVINGS PLAN

     The undersigned participant, former participant or beneficiary of a deceased former participant in the The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust (the "401(k) Plan") hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Dime Community Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of September 22, 1997 at the 1997 Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on November 13, 1997, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated October 6, 1997, the Trustee will vote the common stock of Dime Community Bancorp, Inc. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated October 6, 1997.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

     THE BOARD OF DIRECTORS OF DIME COMMUNITY BANCORP, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC. OR THE DIME SAVINGS BANK OF WILLIAMSBURGH.

                                                                        Please mark your votes like this
                                                                                    [  ]
------------------------------------------------------------------------------------------------------------------------------------

1.  Election of four Directors for terms of three years             FOR all nominees                 WITHHOLD as to all nominees
 each.  Nominees:  Michael P. Devine, Anthony Bergamo,        (except as otherwise indicated)
 Joseph H. Farrell and Louis V. Varone.                                   [  ]                                 [  ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
 WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED:
------------------------------------------------------------------------------------------------------------------------------------

                                                              FOR                      AGAINST                      ABSTAIN*
------------------------------------------------------------------------------------------------------------------------------------

2.  Approval of Amendments to the Dime Community Bancorp,     [  ]                      [  ]                         [  ]
    Inc. 1996 Stock Option Plan for Outside Directors,
    Officers and Employees.
------------------------------------------------------------------------------------------------------------------------------------

3. Approval of Amendments to the Recognition and Retention    [  ]                      [  ]                         [  ]
   Plan for Outside Directors, Officers and Employees of Dime
   Community Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4. Ratification of the appointment of Deloitte & Touche LLP   [  ]                      [  ]                         [  ]
 as independent auditors of Dime Community Bancorp, Inc.
 for the fiscal year ending June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------


*For purposes of your 401(k) Plan account, abstaining is the same as not voting.

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

     All proposals listed above in this Confidential Voting Instruction were proposed by Dime Community Bancorp, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1997 Annual Meeting of Shareholders of Dime Community Bancorp, Inc., a Proxy Statement dated October 6, 1997 for the 1997 Annual Meeting and a 1997 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN __________________, 1997.



    Date
        -----------------------------------------------------------------------


    Signature
             ------------------------------------------------------------------

    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such .

    ---------------------------------------------------------------------------

                          DIME COMMUNITY BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                        OF DIME COMMUNITY BANCORP, INC.
                     FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
             OF DIME COMMUNITY BANCORP, INC. AND CERTAIN AFFILIATES

     The undersigned participant, former participant or beneficiary of a deceased former participant in the Employee Stock Ownership Plan of Dime Community Bancorp, Inc. and Certain Affiliates (the "ESOP") hereby provides the voting instructions specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Dime Community Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of September 22, 1997 at the 1996 Annual Meeting of Shareholders of Dime Community Bancorp, Inc. to be held on November 13, 1997, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated October 6, 1997, the Trustee will vote the common stock of Dime Community Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated October 6, 1997.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

     THE BOARD OF DIRECTORS OF DIME COMMUNITY BANCORP, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF DIME COMMUNITY BANCORP, INC. OR THE DIME SAVINGS BANK OF WILLIAMSBURGH.

                                                                            Please mark your votes like this
                                                                                         [X]
------------------------------------------------------------------------------------------------------------------------------------

1.  Election of four Directors for terms of three years          FOR all nominees                      WITHHOLD as to all nominees
    each. Nominees: Michael P. Devine, Anthony Bergamo,    (except as otherwise indicated)
    Joseph H. Farrell and Louis V. Varone.                             [ ]                                        [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
 WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED:
---------------------------------------------------------------------------------------------------------------------------
                                                                         FOR                  AGAINST                  ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------

2.  Approval of Amendments to the Dime Community Bancorp,                [ ]                    [ ]                      [ ]
    Inc. 1996 Stock Option Plan for Outside Directors, Officers
    and Employees.
------------------------------------------------------------------------------------------------------------------------------------

3. Approval of Amendments to the Recognition and Retention               [ ]                    [ ]                      [ ]
   Plan for Outside Directors, Officers and Employees of Dime
   Community Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4. Ratification of the appointment of Deloitte & Touche LLP              [ ]                    [ ]                      [ ]
   as independent auditors of Dime Community Bancorp, Inc. for the fiscal year ending June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

     All proposals listed above in this Confidential Voting Instruction were proposed by Dime Community Bancorp, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1997 Annual Meeting of Shareholders of Dime Community Bancorp, Inc., a Proxy Statement dated October 6, 1997 for the 1997 Annual Meeting and a 1997 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN ______________, 1997.


    Date
        -----------------------------------------------------------------------


    Signature
             ------------------------------------------------------------------

    Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
    ---------------------------------------------------------------------------